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                       SECURITIES  AND  EXCHANGE  COMMISSION

                             WASHINGTON,  D.C.  20549

                                    FORM  8-K

                                 CURRENT  REPORT

         PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE  SECURITIES  EXCHANGE ACT

                                 DECEMBER  19,  2001
                                  DATE  OF  REPORT
                        ---------------------------------
                        (DATE  OF  EARLIEST  EVENT  REPORTED)

                                  VHS  NETWORK  INC.

             (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)

                                 5170  DIXIE  ROAD
                             MISSISSAUGA,  ONTARIO,  CANADA
                                    L4W  1E3
                    ----------------------------------------
                    (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)

                                 (905)  238-9398
                         ------------------------------
                         (REGISTRANT'S  TELEPHONE  NUMBER)


    FLORIDA                                         65-0656668
--------------                  ------------      -------------------
(STATE  OR  OTHER               (COMMISSION       (I.R.S.  EMPLOYER
JURISDICTION  OF                FILE  NUMBER)     IDENTIFICATION  NO.)
INCORPORATION)

Item  2.  Acquisition  of  Assets.

VHS Network Inc. acquired the shares of TrueNET Enterprise Inc. in a transaction where VHS Network Inc.exchanged 3,200,000 VHS Network Inc. shares for all of the shares of TrueNET Enterprise Inc. The principles of TrueNET Enterprise Inc. are arms length sellers and have had no previous relationship with VHS Network Inc. its principles or any of its affiliates.

TrueNET Enterprise Inc. has developed a management software product for the Wholesale Distribution Business which is unique and proprietory to them. This business will be carried on as a wholly owned subsidiary of VHS Network Inc. in the same business sector as previously employed.

The principles of TrueNET Enterprise were; Mr John P. Salowski, Mr. Jeff R. McMillan, Regional Hose and Equipment Ltd. Each of the parties hereto were equal partners in the transaction.

Item  7.  Financial  Statements

No financial statements are filed herewith. The Registrant is required to file audited financial statements no later than 60 days after the date that this report must be filed.

EXHIBITS

99.1     Press  release  dated  December  12,  2001.


                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date  December  19, 2001

                                        VHS  NETWORK  INC.
                                  By:  /s/  Elwin  D.  Cathcart

                                       Elwin  D.  Cathcart  CEO




EXHIBIT  99.1

VHS  Network  Inc.  Finalizes  Acquisition  Of  TrueNET  Enterprise  Inc.


MISSISSAUGA, Ontario--(BUSINESS WIRE)--Dec. 12, 2001--VHS Network, Inc. (OTC Bulletin Board: VHSN) announced today that the parties had agreed to all of the outstanding issues, and, subject to regulatory approval would complete its acquisition of the privately held Canadian company, TrueNET Enterprise Inc. of Mississauga, Ontario.

VHS Network Inc. (www.vhsn.net), an ecommerce firm, develops and operates sophisticated trade mechanisms, which include the use of smartCARD(TM) technologies and international internet-based trade portals. The company's services are based on the simple principal of removal of barriers to trade that bring together parties who want to do business.

TrueNET Enterprise Inc. (www.truenetenterprise.ca) is an electronic business facilitator and information technology consultancy, specializing in the implementation and support of wholesale distribution systems. The acquisition of TrueNET Enterprise Inc. is viewed as a significant advance toward creating unified electronic platforms for VHS Network's various ecommerce products. TrueNET's management and technical team will become an integral part of VHS
Network's  day-to-day  operations.

Elwin Cathcart, Chairman and CEO of VHS Network Inc., describes the acquisition as "a perfect fit, which fulfills several key objectives of the company's growth plans." He explained: "The next step for us is to provide our clients with enhanced ebusiness platforms which support and encourage the use of our international and domestic trade facilities. With this acquisition, we are gaining not only the technology, but the expertise necessary to do just that. In terms of our China-eMall trade portal alone (www.china-emall.com), the potential to increase transactions by harmonizing technologies is enormous."

Speaking on behalf of management of TrueNET Enterprise Inc., John Salowski, who will assume the roll of President of VHS Network Inc., agreed, saying: "This is truly an intuitive application of our technology-adding value to a service by anticipating and addressing the technological differences of its clients."

This  press  release  contains  forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934 and is subject to the safe harbor created by those sections, and the provisions contained in the Private Securities Litigation Reform Act of 1995 and any amendments thereto.

CONTACT:

VHS  Network  Inc.

Elwin  D.  Cathcart,  905/795-9139,  ext.  304

elwinc@VHSN.NET

URL:     www.vhsn.net